                                                     [SHIP LOGO VANGUARD/(R)/]


VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND
VANGUARD PRIME MONEY MARKET FUND
VANGUARD FEDERAL MONEY MARKET FUND
VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
VANGUARD TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND



SUPPLEMENT TO THE PROSPECTUS DATED APRIL 8, 2009


IMPORTANT INFORMATION REGARDING CERTAIN VANGUARD MONEY MARKET FUNDS
The Vanguard Funds listed above ("the Funds") currently are participating in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds ("the Program"). The Program was due to expire on April 30, 2009, unless extended by the Treasury. The Treasury has extended the Program until September 18, 2009, and Vanguard has decided to continue the Funds' participation, except for the Admiral Treasury Money Market, Treasury Money Market, and Federal Money Market Funds, which will no longer participate in the Program after April 30, 2009.

The Program seeks to support the net asset value ("the NAV") of shares held by investors in the Funds as of the close of business on September 19, 2008, by protecting those assets against loss if a Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund's NAV falls below $1. After September 19, 2008, if a shareholder redeems all shares from a Fund covered by the Program, any new purchase into that Fund will not be covered. SHARES ACQUIRED AFTER SEPTEMBER 19, 2008, GENERALLY ARE NOT ELIGIBLE FOR PROTECTION UNDER THE PROGRAM.
                                                                  (over, please)

Each Fund participating in the Program will bear the expense of its participation. For the initial three months of the Program, each of the Funds paid 0.01% based on its net assets as of September 19, 2008; for the period from December 19, 2008, through April 30, 2009, each of the Funds paid 0.015% based on its net assets as of September 19, 2008. Each of the Vanguard Funds that will remain in the Program after April 30 paid 0.015%, based on its net assets as of September 19, 2008, for the period from May 1 through September 18, 2009. The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009.

As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

The following paragraph in each prospectus (except for the Admiral Treasury Money Market, Treasury Money Market, and Federal Money Market Fund prospectuses) is revised as shown:

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1 NAV FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS.

The following paragraph for the Admiral Treasury Money Market Fund, Treasury Money Market Fund, and Federal Money Market Fund prospectuses is revised as follows:

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, THROUGH THE PERIOD ENDING APRIL 30, 2009, THE FUND'S SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1 NAV FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS. EFFECTIVE MAY 1, 2009, THE FUND WILL NO LONGER PARTICIPATE IN THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM.

To request additional information about the Funds' participation in the Program, please visit www.vanguard.com or contact us at 800-662-7447 (text telephone for people with hearing impairment at 800-952-3335).





(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      PSTGMM3 042009